UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02.	Unregistered Sales of Equity Securities.
Item 3.03.	Material Modification to Rights of Security Holders.

On March 31, 2008, Generex Biotechnology Corporation (the “Company” or “Generex”) entered into a Securities Purchase Agreement and related documents with existing institutional investors relating to a private placement of 8% Secured Convertible Notes (the "Notes") and warrants (the "Warrants”) for aggregate gross proceeds to Generex of $20,650,000. Generex expects to use the proceeds for working capital purposes, including undertaking global Phase III clinical trials of Generex Oral-lyn(TM) at sites in the United States, Canada, and Europe. The closing of this transaction occurred on March 31, 2008.

Interest on the principal amount outstanding will accrue at a rate of eight percent (8%) per annum. At the option of the holder of each Note, the principal amount outstanding under each Note is convertible at any time after the closing of the private placement into shares of Generex's common stock at the initial conversion price of $1.21, which represents 110% of the closing bid price of the common stock on the NASDAQ Capital Market on March 31, 2008. The Notes have an 18-month maturity and are initially convertible into 17,066,116 shares of Generex common stock. The Notes amortize over fifteen (15) months in fifteen (15) equal monthly installments beginning on August 1, 2008. Generex may pay installments of principal and accrued interest in cash or, at Generex's option, in shares of its common stock subject to the satisfaction of certain conditions. If Generex elects to pay principal and interest in shares of its common stock, the value of each share of common stock will be equal to the lower of (a) the conversion price, and (b) 90% of the average of the volume weighted average prices of the common stock on each of the twenty (20) consecutive trading days immediately preceding the applicable payment date.

Each Note lists certain “Events of Default”, which include, without limitation, any default in the payment of principal of, interest on or other charges in respect of the Notes as and when they become due and payable, and the Company’s failure to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of Note, the Securities Purchase Agreement or the Security Agreement (as described below). Upon the occurrence of an Event of Default, the holder may require the Company to redeem all or any portion of a Note by delivering written notice thereof to the Company, at a default redemption price as calculated pursuant to certain formulas set forth in the Note. Until the default redemption price (together with any interest thereon) is paid in full, the amount of any Note submitted for redemption (together with any interest thereon) may be converted, in whole or in part, by the holder into common stock. In the event of a partial redemption, the principal amount redeemed shall be deducted from the installment amounts relating to the applicable installment date(s) as set forth in the notice of default and redemption.

The Warrants include: (i) Series A and A-1 Warrants, which are exercisable for a period of 7 years into an aggregate of 75% of the number of shares of Generex's common stock initially issuable upon conversion of the Notes, with the Series A Warrants being exercisable into 5,257,729 shares immediately upon issuance, and the Series A-1 warrants being exercisable into 7,51,857 shares beginning 6 months plus one day after the closing date; (ii) Series B Warrants, which are exercisable beginning 6 months plus one day after the closing date into 100% of the shares of Generex’s common stock initially issuable upon conversion of the Notes (initially 17,066,166 shares) and remaining exercisable for a period of 18 months after a registration statement covering the shares of common stock issuable upon conversion or exercise of the Notes and Warrants is declared effective by the Securities and Exchange Commission; and (iii) Series C Warrants, which are exercisable for a period of 7 years beginning 6 months plus one day after the closing date, but only to the extent that the Series B Warrant are exercised and only in the same percentage that the Series B Warrants are exercised, up to a maximum percentage of 75% of the number of shares of Generex’s common stock initially issuable upon conversion of the Notes (initially a maximum of 12,799,586 shares). The initial exercise price of each Series A Warrant, Series A-1 Warrant, Series B Warrant and Series C Warrant will be the same as the conversion price under the Notes ($1.21 per share). Generex is required to register for resale the shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants pursuant to the Registration Rights Agreement entered into with the investors.

In accordance with the terms of the Notes and the Warrants, no investor may convert a Note or exercise a Warrant if after giving effect to such conversion or exercise, as the case may be, such investor would beneficially own greater than 4.90% or 4.99%, as to certain investors, and 9.90% or 9.99%, as to other investors, of outstanding shares of Generex's common stock after giving effect to such conversion or exercise, as applicable.

Generex has agreed that so long as any Note is outstanding, Generex will not issue any variable priced equity or variable priced equity-linked securities. Generex is also prohibited from issuing any equity or equity-linked securities until 90 days after the effective date of the Registration Statement, with limited exceptions. In addition, until the later of (i) 12 months after the effective date of the Registration Statement and (ii) the date the Notes have been repaid or converted in full, the investors will have the right to participate in any capital raising transactions by the Company.

The conversion price of the Notes and the exercise price of the Warrants are subject to a full-ratchet adjustment upon the occurrence of certain events, including the issuance by Generex of securities at a price per share less than the conversion price or exercise price then in effect, as applicable. If the Company issues shares of common stock or options exercisable for or securities convertible into common stock at an effective price per share of common stock less than the conversion or exercise price then in effect, the conversion or exercise price will be reduced to the effective price of the new issuance.

The Securities Purchase Agreement provides that unless and until Generex has obtained shareholder approval of the issuance of securities pursuant to this transaction, in no event may Generex (i) repay the principal amount due and owing under the Notes with shares of common stock or (ii) issue securities at a price per share less than the conversion price of the Notes or exercise price of the Warrants. Since Generex will be prohibited from issuing common stock or equivalents at a price below the initial conversion price, and the initial conversion price is based on 110% of the closing bid price, the conversion price of the Notes and exercise price of the Warrants cannot decrease below $1.10 which was the closing bid price on March 31, 2008. Generex plans to amend its currently filed preliminary proxy statement to add a proposal approving the issuance of securities pursuant to this transaction for vote at its Annual Meeting scheduled for May 27, 2008.

In addition, in connection with the transaction, Generex (a) reduced the strike price of Generex’s outstanding common stock purchase warrants that are held by the investors and certain other warrant holders and that have strike prices ranging from $1.25 to $3.00, to $1.10, which equals the closing bid price of the common stock on the NASDAQ Capital Market on March 31, 2008, and (b) extended the expiration date of such warrants to March 31, 2015. The holders of those warrants will waive all anti-dilution entitlements they have in respect of any previously issued securities of Generex with respect to the issuance or conversion of the Notes, the payment of the installments or interest in shares of the common stock, or the issuance or exercise of the Warrants.

In connection with the private placement, Generex will pay to a placement agent a cash fee equal to 3.5% of the gross proceeds received by Generex.

This announcement is not an offer to sell the Notes, the Warrants, or the shares of the Company’s common stock issuable upon conversion of the Notes or exercise of the Warrants. Neither the Notes, the Warrants, nor the shares of the Company’s common stock issuable upon conversion of the Notes or exercise of the Warrants, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Notes and the Warrants, and the shares of the Company’s common stock issuable upon conversion of the Notes or exercise of the Warrants, were offered and sold in reliance upon exemptions from registration pursuant to Rule 506 of Regulation D and Section 18(b)(4)(D) of the Securities Act.

In connection with the Financing, the Company and its subsidiaries entered into a Security Agreement and related documents pledging and granting security interests to the investors in all of the non-real estate assets of the Corporation and its subsidiaries to secure all of the obligations of the Company to the investors, including the Company’s obligations pursuant to the Securities Purchase Agreement, and the Notes and Warrants issued thereunder. With limited exceptions, the Security Agreement prohibits the Company from incurring future debt until the Notes are paid or converted. An “Event of Default” under the Notes constitutes an “Event of Default” under the Security Agreement.

A copy of the press release issued by the Company announcing the signing of the Securities Purchase Agreement and related documents is attached hereto as Exhibit 99.1 and incorporated herein by reference.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, THE FORM OF THE NOTES AND THE FORMS OF THE SERIES A, A-1, B AND C WARRANTS, THE REGISTRATION RIGHTS AGREEMENT, THE SECURITY AGREEMENT AND FORM OF GUARANTY, AND IS QUALIFIED IN ITS ENTIRETY BY SUCH DOCUMENTS, THE TERMS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE SECURITIES PURCHASE AGREEMENT, THE FORM OF THE NOTES, AND THE FORMS OF THE SERIES A, A-1, B AND C WARRANTS, THE REGISTRATION RIGHTS AGREEMENT, THE SECURITY AGREEMENT AND FORM OF GUARANTY, AS EXHIBITS 4.1, 4.2, 4.3, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 AND 4.9, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Securities Purchase Agreement entered into by and between Generex Biotechnology Corporation and the Purchasers listed on the signature pages thereto as of March 31, 2008
4.2	Form of 8% Secured Convertible Note
4.3	Form of Series A Warrant
4.4	Form of Series A-1 Warrant
4.5	Form of Series B Warrant
4.6	Form of Series C Warrant
4.7	Registration Rights Agreement
4.8	Security Agreement
4.9	Form of Guaranty
99.1	Press Release issued by Generex Biotechnology Corporation on April 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: April 1, 2008	By:	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

4.1	Securities Purchase Agreement entered into by and between Generex Biotechnology Corporation and the Purchasers listed on the signature pages thereto as of March 31, 2008
4.2	Form of 8% Secured Convertible Note
4.3	Form of Series A Warrant
4.4	Form of Series A-1 Warrant
4.5	Form of Series B Warrant
4.6	Form of Series C Warrant
4.7	Registration Rights Agreement
4.8	Security Agreement
4.9	Form of Guaranty
99.1	Press Release issued by Generex Biotechnology Corporation on April 1, 2008